UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposal of Assets
On December 4, 2018, Peabody Energy Corporation (“Peabody” or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting that it had completed the previously announced acquisition of the Shoal Creek metallurgical coal mine, preparation plant and supporting assets (“Shoal Creek Mine”) from Drummond Company, Inc. ("Drummond") on December 3, 2018 for a purchase price of $387.4 million in cash, reflecting customary purchase price adjustments. In 2019, the Company paid Drummond an additional $2.4 million upon the finalization of certain working capital amounts.
This Form 8-K/A amends the Current Report on Form 8-K filed on December 4, 2018 to provide the required financial statements of the Shoal Creek Mine and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.
Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Business Acquired
Filed as Exhibit 99.2 and included herein by reference are the (i) Audited Combined Financial Statements of Shoal Creek Mine for the year ended December 31, 2017, and (ii) Unaudited Combined Financial Statements of Shoal Creek Mine for the nine-month periods ended September 30, 2018 and 2017.
(b)Pro Forma Financial Information
Filed as Exhibit 99.1 and included herein by reference is the required unaudited pro forma condensed combined financial information with respect to the acquisition of the Shoal Creek Mine.
(d)Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP (Birmingham, Alabama) Independent Auditors to Shoal Creek Mine
99.1	Unaudited pro forma condensed combined financial information
99.2
Audited Combined Financial Statements of Shoal Creek Mine for the year ended December 31, 2017, and Unaudited Combined Financial Statements of Shoal Creek Mine for the nine-month periods ended September 30, 2018 and 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

February 19, 2019	By: /s/ Amy B. Schwetz
Name: Amy B. Schwetz
Title: Executive Vice President and Chief Financial Officer